CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB for the quarter ended January 31, 2004 (the "Report") of SE Financial Corp. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, Frank
S. DePaolo, President and Chief Executive Officer, and Joseph Sidebotham, Executive Vice President, Chief Financial Officer and Controller (Principal Financial & Accounting Officer), hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: April 29, 2004                  /s/Frank S. DePaolo
                                      ------------------------------------------
                                      Frank S. DePaolo
                                      President and CEO
                                      (Principal Executive Officer)




Date: April 29, 2004                  /s/Joseph Sidebotham
                                      ------------------------------------------
                                      Joseph Sidebotham
                                      Executive Vice President, Chief Financial
                                      Officer and Controller
                                      (Principal Financial & Accounting Officer)